Amendment No. RI0218J

AMENDMENT
TO THE
MASTER LOAN AGREEMENT

THIS AMENDMENT is entered into as of June 2, 2016, between **FARM CREDIT SERVICES OF AMERICA, FLCA AND FARM CREDIT SERVICES OF AMERICA, PCA** (collectively, "Lead Lender") and **LINCOLNWAY ENERGY, LLC, Nevada, Iowa** (the "Company").

BACKGROUND

Lead Lender and the Company are parties to a Master Loan Agreement dated August 21, 2012 (such agreement, as previously amended, is hereinafter referred to as the "MLA"). Lead Lender and the Company now desire to amend the MLA. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Lead Lender and the Company agree as follows:

1. The form of Compliance Certificate required by Section 9(H)(7) and attached as Exhibit A to the MLA is hereby amended and restated by the form of Compliance Certificate attached as Exhibit A hereto.

2. Section 11(B) of the MLA is hereby amended and restated to read as follows:

SECTION 11. Financial Covenants. Unless otherwise agreed to in writing, while this agreement is in effect:

(B) Net Worth. The Company will have at the end of each period for which financial statements are required to be furnished pursuant to Section 9(H) hereof an excess of total assets over total liabilities (both as determined in accordance with GAAP consistently applied) of not less than $35,000,000.00.

3. Except as set forth in this amendment, the MLA, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF AMERICA, FLCA AND FARM CREDIT SERVICES OF AMERICA, PCA	LINCOLNWAY ENERGY, LLC
By: Kathryn J. Leahy	By: ____________
Title: VP Commercial Lender	Title: ____________

SJ0001748V1

Amendment No. R10218J

**AMENDMENT
TO THE
MASTER LOAN AGREEMENT**

THIS AMENDMENT is entered into as of June 2, 2016, between **FARM CREDIT SERVICES OF AMERICA, FLCA AND FARM CREDIT SERVICES OF AMERICA, PCA** (collectively, "Lead Lender") and **LINCOLNWAY ENERGY, LLC, Nevada, Iowa** (the "Company").

BACKGROUND

Lead Lender and the Company are parties to a Master Loan Agreement dated August 21, 2012 (such agreement, as previously amended, is hereinafter referred to as the "MLA"). Lead Lender and the Company now desire to amend the MLA. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Lead Lender and the Company agree as follows:

1. The form of Compliance Certificate required by Section 9(H)(7) and attached as Exhibit A to the MLA is hereby amended and restated by the form of Compliance Certificate attached as Exhibit A hereto.

2. Section 11(B) of the MLA is hereby amended and restated to read as follows:

SECTION 11. Financial Covenants. Unless otherwise agreed to in writing, while this agreement is in effect:

(B) **Net Worth.** The Company will have at the end of each period for which financial statements are required to be furnished pursuant to Section 9(H) hereof an excess of total assets over total liabilities (both as determined in accordance with GAAP consistently applied) of not less than $35,000,000.00.

3. Except as set forth in this amendment, the MLA, including all amendments thereto, shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES OF AMERICA, FLCA AND FARM CREDIT SERVICES OF AMERICA, PCA	LINCOLNWAY ENERGY, LLC
By: ____________________	By: [signature]
Title: ____________________	Title: President

WS
5-31-16

SJK0119… V1